AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 6/5/98
                                                    FILE NOS: 811-3176 & 2-72066


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933


          Pre-Effective Amendment No.
                                       -----                  -----


          Post-Effective Amendment No.  30                      X
                                       -----                  -----

                                     and/or


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                  X
                                                              -----
          Amendment No. 30
                       -----


                         (Check appropriate box or boxes.)


                                DECLARATION FUND
                  (formerly Consolidated Asset Management Fund)
               (Exact name of Registrant as Specified in Charter)
                           Suite 6160, 555 North Lane
                             Conshohocken, PA 19428
                     (Address of Principal Executive Office)
               Registrant's Telephone Number, including Area Code:
                                  610-832-1075

                          Terence P. Smith, Suite 6160
                     555 North Lane, Conshohocken, PA 19428
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:
                            MARTIN V. MILLER, ESQUIRE
                     555 North Lane, Conshohocken, PA 19428
                                  215-345-7110

          Approximate Date of Proposed Public Offering:  Continuous

It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b)
[ ] on _______ pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______ pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


A Rule 24f-2 Notice for the year ended December 31, 1997 was filed on February 26, 1998.

EXHIBIT INDEX BEGINS ON PAGE

                                     FORM N-1A

                               CROSS REFERENCE SHEET

Form N-1A Part A - DECLARATION CASH ACCOUNT

ITEM NO.                           PROSPECTUS LOCATION

1.   Cover Page     .    .    .    Cover Page

2.   Synopsis  .    .    .    .    Not Applicable

3.   Condensed Financial
     Information    .    .    .    Statement of Selected per
                                   Share Data and Ratios;
                                   Fee Table

4.   General Description of
     Registrant     .    .    .    What is Declaration Cash
                                   Account?  How Your Money is
                                   Invested; General Information
                                   and History; Tax Status

5.   Management of the
     Fund      .    .    .    .    Who Manages Declaration
                                   Cash Account? Investment Advisory
                                   Agreement; Transfer Agent; Daily
                                   Dividends; Distribution Agreement

6.   Capital Stock and
     Other Securities    .    .    General Information and
                                   History; Daily Dividends;

7.   Purchase of Securities
     Being Offered  .    .    .    How to Open a Declaration
                                   Cash Account; Determination
                                   of Net Asset Value; Fees;
                                   What is the Declaration
                                   Cash Account Program?  DECexpres;
                                   Accuracy of Investor Account
                                   Information

8.   Redemption or
     Repurchase     .    .    .    How to Withdraw your Money;
                                   To Redeem by Mail; To Redeem by
                                   Telephone; To Redeem by Check

9.   Pending Legal
     Proceedings    .    .    .    Not Applicable

FORM N-1A PART B
                                   LOCATION IN STATEMENT
ITEM NO.                           OF ADDITIONAL INFORMATION

10.    Cover Page   .    .    .    Cover Page

11.    Table of Contents .    .    Table of Contents

12.    General Information and     Declaration Fund - Tax Status
       History .    .    .    .    General Information and History
                                   Declaration Cash Account

13.    Investment Objectives  .    Declaration Cash Account - Investment
       and Policies                Objective and Policies; Investment
                                   Limitations

14.    Management of
       Fund    .    .    .    .    Management, Administrative and  Advisory
                                   Services; Trustees and  Officers of
                                   Declaration Fund; Additional Declaration
                                   Fund Executive Officers

15.    Control Persons and
       Principal Holders
       of Securities.    .    .    Control Persons and Principal Holders of
                                   Securities of Cash Account

16.    Investment Advisory
       and Other
       Services.    .    .    .    General Provisions of the  Advisory
                                   Agreement for Declaration Cash
                                   Account; Renewal of Advisory Agreement;
                                   Transfer Agent and Custodian;
                                   Independent Public Accountants

17.    Brokerage Allocation   .    Brokerage - Declaration Cash  Account

18.    Capital Stock and Other
       Securities   .    .    .    See "General Information and  History" in
                                   Prospectus; Daily Dividends

19.    Purchase, Redemption and
       Pricing of Securities
       Being Offered.    .    .    Purchase and Redemption of Cash
                                   Account; Shareholder Services; Signature
                                   Guarantees; Determination of Net
                                   Asset Value - Cash Account; Daily
                                   Dividends - Cash Account;
                                   Redemption in Cash or in Kind

20.    Tax Status   .    .    .    Tax Status

21.    Underwriters .    .    .    The Distribution Plan -
                                   Declaration Cash Account;
                                   Agreement Pursuant to Distribution
                                   Plan

22.    Calculations of Performance
       Data    .    .    .    .    Calculation of Yield of
                                   Declaration Cash Account

23.    Financial Statements   .    None

FORM N-1A PART C

ITEM NO.                           LOCATION IN PART C

24.    Financial Statements
       and Exhibits .    .    .    Financial Statements and
                                   Exhibits

25.    Persons controlled by or
       under common Control
       with Registrant   .    .    Persons controlled by or under
                                   Common Control with Registrant

26.    Number of Holders of
       Securities   .    .    .    Number of Holders of Securities

27.    Indemnification   .    .    Indemnification

28.    Business and Other
       Connections of Investment
       Advisor .    .    .    .    Business and Other Connections
                                   of Investment Advisor

29.    Principal
       Underwriters .    .    .    Principal Underwriters

30.    Location of Accounts
       and Records  .    .    .    Location of Accounts and Records

31.    Management Services    .    Management Services

32.    Undertakings .    .    .    Undertakings

                                    PART A

                           DECLARATION CASH ACCOUNT
                       A Series of The Declaration Fund
              ---------------------------------------------------

     Unique check-writing features and a specially designed expense reporting system make Declaration Cash Account a convenient and economical way to handle money for individuals, businesses, corporations, and retirement plans, while you
 ...

            EARN CURRENT MONEY MARKET RATES ON ALL BALANCES AND MAY ...

                       open an account with ANY amount.
                       add ANY amount.
                       withdraw ANY amount.
                       write checks for ANY amount.

     Declaration Cash Account invests in a diversified portfolio of high quality money market instruments. Its investment objective is maximum current income consistent with safety of capital and maintenance of liquidity. Declaration Cash Account is a type of fund commonly known as a money market fund and is a separate series of Declaration Fund, an open end, diversified, management company. This Prospectus relates to Declaration Cash Account.

     AN INVESTMENT IN DECLARATION CASH ACCOUNT (HEREAFTER SOMETIMES THE "FUND") IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT DECLARATION CASH ACCOUNT WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

     Please read and retain this Prospectus for future reference. It is designed to give you concise information you should know before your invest. A Statement of Additional Information, of even date herewith, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and a copy of it is available, without charge, by writing or calling Declaration Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            Suite 6160, 555 North Lane
                         Conshohocken, Pennsylvania  19428
                                  1-800-423-2345
                                    MAY 1, 1998

                           Table of Contents

                                                                      Pages

Fee Table.............................................................
Statement of Selected Per Share Data and Ratios.......................
What is Declaration Cash Account?.....................................
How Your Money is Invested............................................
Who Manages Declaration Cash Account?.................................
Investment Advisory Agreement.........................................
Distribution Agreement................................................
Transfer Agent........................................................
How to Open a Declaration Cash Account................................
DECexpres.............................................................
Accuracy of Investor Account Information..............................
How to Withdraw Your Money............................................
What is the Declaration Cash Account Program?.........................
Fees..................................................................
Determination of Net Asset Value......................................
Yield Quotation.......................................................
Daily Dividends.......................................................
Tax Status............................................................
General Information and History.......................................
Declaration Cash Account Application..................................

                       DECLARATION CASH ACCOUNT
                               FEE TABLE

     The purpose of this Fee Table is to assist the investor in understanding the various costs and expenses that an investor in Declaration Cash Account will bear directly or indirectly. For a more complete description of the various costs and expenses, see in this Prospectus "Investment Advisory Agreement" p. ___,"Distribution Agreement" p. ___ and "Fees" p. ___.

Shareholder Transaction Expenses

   Sales Load Imposed on Purchases   ..............       None
   Sales Load Imposed on Reinvested Dividends .....       None
   Deferred Sales Load Imposed on Redemptions .....       None
   Redemption Fee .................................       None
   Annual Administrative Expenses Fee (charged on each
     account having an average quarterly balance of
     less than $2,500) ............................       $64.00

Annual Fund Operating Expenses
(as a percentage of average net assets)


   Management Fees ................................        .50%
   12b-1 Fees .....................................        .04%
   Transfer Agency Fees ...........................       1.48%
   Other Expenses .................................       4.30%
            Expense Reimbursement By
               Investment Advisor                        (2.92%)


   Total Fund Operating Expenses ..................       3.40%


     Declaration Service Company reserves the right to charge a one-time $15 fee to open accounts that request the checkwriting privilege, if the initial deposit is less than $1,000. A $10 fee will be charged on wire purchases of less than $1,000 and a $12 fee will be charged on wire redemptions. The administrative expense fee will be paid to Declaration Service Company, which will reduce transfer agency fees charged to the Fund by the amount of the administrative expense fee received.



EXAMPLE:

                               1 Year   3 Years   5 Years    10 Years



You would pay the
following expenses
on a $1,000
investment, assuming
(1) a 5% annual return
and (2) redemption at the
end of each time period:        96        273       435         775


    The purpose of the above table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear. Such expenses include general fund expenses paid from the Fund's assets and the administrative expense fee of $16 per quarter which is charged directly to Shareholder accounts.

     This example should not be considered a representation of past or future expenses for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance.

                   STATEMENT OF SELECTED PER SHARE DATA AND RATIOS
                    (For a share outstanding throughout each period)

   The following statement regarding selected per share data and ratios is part of Declaration Cash Account's (formerly named Consolidated Asset Management
Fund) Financial Statements which are included in the Statement of Additional Information. Each of the five years in the period ended December 31, 1997 is covered by the Independent Auditor's Report.

                            DECLARATION CASH FUND

                            FINANCIAL HIGHLIGHTS
                            --------------------

  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR
  ---------------------------------------------------------------------------


    The following statement regarding the financial highlights is part of Declaration Cash Account's (formerly named Consolidated Asset Management Fund) financial statements which are included in the Statement of Additional Information. Each of the five years in the period ended December 31, 1997 is covered by the Independent Auditor's Report.

                                                                Year Ended December 31
                               ----------------------------------------------------------------------------------------
                                 1997     1996     1995     1994     1993     1992     1991     1990     1989    1988(1)
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING
 OF YEAR                       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net Investment Income          0.017    0.034    0.037    0.022    0.011    0.018    0.042    0.061    0.074    0.060

LESS DISTRIBUTIONS:
 Dividends from net investment
  income                        (0.017)  (0.034)  (0.037)  (0.022)  (0.011)  (0.018)  (0.042)  (0.061)  (0.074)  (0.060)
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

NET ASSET VALUE, END OF YEAR   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                               -------  -------  -------  -------  -------  -------  -------  -------  -------  -------


TOTAL RETURN(2)                   1.64%    3.23%    3.78%    2.18%    1.12%    1.90%    4.27%    6.36%    7.44%    5.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (000's)                  $ 4,467  $ 5,207  $37,862  $38,225  $40,951  $47,767  $48,224  $54,153  $46,930  $41,532
Ratio of expenses to
 average net assets (after
 expense reimbursement)           3.40%    2.00%    2.00%    2.00%    1.94%    1.71%    1.61%    1.88%    1.60%    1.50%

Portfolio Turnover Rate(3          --       --       --       --       --       --       --       --       --       --

Number of shares outstanding
 at end of period (in
 thousands)                      4,466    5,207   37,862   38,225   40,951   47,767   48,224   54,153   46,930   41,532

(1) Year-ended December 30.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends on the payable date, and a sale at net asset value on the last day of the period reported. Total return does not include account maintenance fees and total return would be lower if such fees were included.
(3) The Fund purchased only obligations with maturities of one year or less and, therefore, had no portfolio securities of the kind required to be included in portfolio turnover rate computations.


WHAT IS DECLARATION CASH ACCOUNT?

     Declaration Fund (formerly Consolidated Asset Management Fund) was organized on April 9, 1981 as a Pennsylvania corporation. On July 9, 1984, it changed its form of organization to that of a Pennsylvania business trust. On May 15, 1990, the shareholders of Consolidated Asset Management Fund authorized amendments to the Fund's trust indenture, which would (1) permit the creation and issuance of the Fund's shares in separate series, (2) reclassify the Fund's outstanding shares as a series to be designated "Declaration Cash Account" and
(3) change the Fund's name to Declaration Fund. On May 16, 1990, it became registered as a Pennsylvania business trust with the Commonwealth of Pennsylvania. Declaration Fund is registered with the United States Securities and Exchange Commission as an open-end, diversified, management investment company.

     The investment objective of Declaration Cash Account is maximum current income consistent with safety of capital and maintenance of liquidity. There can be no assurance that this investment objective will be achieved. This investment objective cannot be changed without the approval of a majority of Declaration Cash Account's outstanding voting securities.

HOW YOUR MONEY IS INVESTED?

     Declaration Cash Account invests in U.S. dollar denominated money market instruments with maturities of one year or less, which are Eligible Securities (see Appendix to Statement of Additional Information for definition of "Eligible Security") and which are issued by the U.S. Government, domestic commercial banks and U.S. branches of foreign commercial banks, savings and loan associations and major corporations which present minimum credit risks and which meet the following investment criteria and restrictions:

    (i) U.S. Government notes, bills and bonds, guaranteed or issued by the U.S. government, its agencies, or instrumentalities.

   (ii) negotiable certificates of deposit, bankers' acceptances, and commercial paper of (1) domestic U.S. commercial banks, (2) U.S. branches of foreign commercial banks having over $1 billion in assets (or the monetary equivalent), and (3) U.S. savings and loan associations with over $1 billion in assets.

  (iii) corporate bonds and debentures with maturities of one year or less which at the time of purchase have a Standard & Poor's rating of at least "AA" and a Moody's Investor's Services, Inc. rating of "Aa". (See Appendix contained in the Statement of Additional Information for a description of the ratings.)

   (iv) short-term corporate debt instruments (commercial paper or variable amount master demand notes), with maturities not exceeding nine months, which at the time of purchase are rated "A-1" by Standard & Poor's Corporation and "Prime 1" by Moody's Investor's Service, Inc. or if not so rated, that are issued by a company which on the date of investment has an outstanding debt issue rated at least "AA" by Standard & Poor's or "Aa" by Moody's and as to which an independent determination has been made that the instrument presents minimum credit risks and is of high quality. (See Appendix contained in Statement of Additional Information for a description of the ratings.)

    (v) certificates of deposit or other instruments issued by small banks or savings and loan associations located in the U.S. that are members of the Federal Deposit Insurance Corporation (FDIC). Such investments will be limited to $100,000 per institution. The principal amount of these types of investments shall be insured in full by the FDIC.

   (vi) repurchase agreements secured by U.S. Government obligations that are eligible investments of Declaration Cash Account. Declaration Fund will only enter into repurchase agreements with the Fund's custodian bank or banks which serve as a depositor for the insured deposit cash accounts in the Declaration Cash Account Program. Declaration Cash Account will not enter into Repurchase Agreements of more than seven (7) days duration.

  (vii) Adjustable rate securities that are collateralized by Small Business Administration ("SBA") loans. The loans are guaranteed by the SBA both as to principal and interest. The guarantee of the SBA is backed by the full faith and credit of the United States Government.

     The SBA loans are commercial loans such as working capital and equipment loans. The underlying loans are originated by private lenders and are guaranteed, in part, by the SBA. It is the guaranteed portion of such loans that constitutes the underlying financial assets of the Adjustable Rate Securities.

     The interest rates on the Adjustable Rate Securities will adjust periodically and the current income earned by Declaration Cash Account through investments in such securities will be a function of the Bank Prime Loan Rate made available by the Federal Reserve Board. The interest rates paid on these Adjustable Rate Securities is an increment over the Bank Prime Loan Rate and such interest rate is adjusted accordingly. These Adjustable Rate Securities are relatively new and untested instruments. The secondary market for Adjustable Rate Securities may not be as liquid as other securities.

     The money market instruments described above in items (i) through (vii) generally will not earn as high a level of current income as investments in instruments of lesser quality or bearing longer maturities. For further details, see the Statement of Additional Information.

     Declaration Cash Account may invest in money market obligations of banks with over $1 billion in assets only. Certain obligations of U.S. branches of foreign banks and banks with only state charters may carry more risk than obligations of federally chartered U.S. banks. Federally chartered U.S. banks and Federal Savings and Loan Associations may be subject to additional U.S. regulations designed to promote financial soundness.

     In seeking increased income, Declaration Cash Account may buy or sell securities to take advantage of short-term market movements. Declaration Cash Account does not anticipate incurring significant brokerage expenses as a result of such trading since portfolio transactions ordinarily will occur directly with the issuer or a money market dealer on a net price basis.

     Declaration Cash Account will limit its portfolio investments to those U.S. dollar denominated instruments that its Board of Trustees determines present minimal credit risks and which are, at the time of acquisition, eligible securities (see Appendix to Statement of Additional Information for definition of eligible security).

     Declaration Cash Account will not invest more than 25% of its assets in the securities of issuers in any one industry other than securities issued by the U.S. Government, agencies or instrumentalities of the U.S. Government or domestic U.S. bank money market instruments. This policy may not be changed without the approval of a majority of the outstanding voting securities of Declaration Cash Account.
------------------------------------------------------------------------------
                      WHO MANAGES DECLARATION CASH ACCOUNT?


     The Board of Trustees of Declaration Fund has overall responsibility for the management of Declaration Cash Account. Until December 19, 1997, Declaration Investment Advisors, Inc., Suite 6160, 555 North Lane, Conshohocken, PA 19428 ("Declaration I/A"), served as investment adviser to Declaration Cash Account. Commencing on December 19 1997, Mr. Terence P. Smith, the President of
Declaration Fund began performing the investment management services on behalf of the Declaration Cash Account. He was appointed by and serves at the pleasure of the Board. Mr. Smith is not compensated for performing the investment management services.

     On May 20, 1998, the Board of Trustees approved a new Investment Advisory Agreement (the "new Agreement") between Declaration Fund with respect to Declaration Cash Account and Declaration Investment Advisors, Inc. ("Declaration I/A"). The new Agreement will be identical in all material respects with the old Agreement. A shareholders' meeting has been set for July 16, 1998. The shareholders will be asked to consider for approval the new Agreement and the Trustees will recommend in the proxy materials that the shareholders approve the new Agreement. The information set forth below is included on the premise that the Declaration Cash Account shareholders approve the new Agreement.


                          INVESTMENT ADVISORY AGREEMENT


     Under the terms of the proposed Investment Advisory Agreement (the "Agreement"), Declaration I/A, for the fee described below, will provide investment management services to Declaration Fund with respect to Declaration Cash Account.

     Under the terms of the Agreement, Declaration I/A will determine the composition of Declaration Cash Account's portfolio, the nature and timing of the changes therein and the manner of implementing such changes. Declaration I/A will be responsible for the over-all management of the Fund's business affairs.

     For the services and facilities which it provides pursuant to the Agreement, Declaration I/A will receive an annual fee, payable monthly, which amounts to the following percentages of the average net assets of Declaration Cash Account:


        .50% of the first $500 million
        .45% of the next $500 million
        .40% of the next $500 million
        .35% of average net assets in excess of 1.5 billion.


     The Fund's  total  expenses  for the year  ending  December  31,  1997 were
$289,746; the expenses were 6.32% before expense reimbursement and 3.40% thereafter of average net assets. Declaration Investment Advisors, Inc. and Declaration Service Company reimbursed the Fund the sum of $124,849 thereby reducing the Fund's expenses to $164,897.
------------------------------------------------------------------------------
                             DISTRIBUTION AGREEMENT

     Declaration Distributors, Inc. serves as principal underwriter of the shares of Declaration Cash Account pursuant to a Distribution Agreement dated April 22, 1992. All Declaration Cash Account shares sold pursuant to the Agreement are sold at net asset value per share. The Distributor is entitled to reimbursement of its expenses in paying commissions and account maintenance fees to qualified dealers in respect to Fund shares sold by such dealers. There is presently no Rule 12b-1 Plan in effect for Declaration Cash Account and, accordingly, no payments are presently being made to Declaration Distributors.

--------------------------------------------------------------------------------
                                 TRANSFER AGENT

     Declaration Service Company, Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428 serves as the Fund's transfer agent and dividend paying agent. Declaration Service Company is an affiliate of Declaration I/A.
--------------------------------------------------------------------------------
                     HOW TO OPEN A DECLARATION CASH ACCOUNT

     Accounts can be opened in any amount. Declaration Service Company reserves the right to charge a one-time $15 fee to open accounts that request check-writing privileges, if the initial deposit is less than $1,000.

     Subsequent purchase payments will be accepted in any amount. Be sure to include your account number on all checks deposited for credit to your account.

     Shares are acquired without sales charge at the net asset value per share next determined after the recording of an order. This value has been maintained at $1.00 since shares were first offered to the public in 1981. The Fund will use its best efforts to maintain a $1.00 net asset value per share for the shares in Declaration Cash Account, although there can be no assurance that it will be able to do so on a continuous basis.

     Purchases may be made as follows:

1.   BY MAIL

     (a) Complete the application (For a copy of the application see page ____ of this Prospectus). It must include your name, address, correct tax identification number, and signature(s).

     (b) Make checks payable to Declaration Service Company or properly endorsed "For Deposit Only to Declaration Service Company". Declaration Service Company WILL NOT accept "third-party checks." A third-party check is one that is made payable to the investor and then endorsed by the investor to Declaration Service Company.

     (c) Mail check and application (including signature card - see page ____ of this Prospectus - if requesting check-writing privilege) to:

                  Declaration Service Company
                  Box 844
                  Conshohocken, PA 19428-0844

2.   BY WIRE   Funds must be received at  Declaration  Service  Company by 11:00
               A.M. (East Coast time) in order to be applied to purchase shares on that day.

     (a) Call Declaration Service Company at 1-800-423-2345 to advise that a wire order is enroute and to confirm the following wire instruction.

          Funds should be wired to the account of Declaration Service Company for credit to the account of the investor.

     (b)  Wire money from your bank exactly as follows:

          Through the Federal Reserve Bank, Philadelphia -
          Account of CoreStates Bank NA, Philadelphia, PA
          ABA #031000011
          Credit:  Declaration Service Company, Acct. #0105-3323
          Further Credit:  (Your Name and Your Declaration Cash Account Number)

     (c) There are no wire fees for purchases of $1,000 or more. A $10 fee will be charged on wire purchases of less than $1,000.

3.   THROUGH YOUR FINANCIAL SERVICES REPRESENTATIVE

     Complete the application, including the "Appointment of Financial Service Organization" section authorizing Declaration Service Company to act upon instructions from your financial service representative who will then forward your application and initial investment directly to Declaration Service Company. Your financial service representative will receive a quarterly summary of your account activity. Although the Fund is a no-load fund, your financial services representative, if a registered broker-dealer, may levy a reasonable transaction charge. Investments made directly with Declaration Service Company without the assistance of a financial service representative are without charge.

                         *               *               *

4.   DECexpres:

     DECexpres is a program for the electronic transfer of money from your local bank account to your Declaration Cash Account. This is done through the Automated Clearing House (ACH) system. DECexpres eliminates the need to mail deposits to your Account. Deposit money at your local bank, then call the Fund and request any amount over $100 to be transferred from your local bank to your Declaration Cash Account. If the Fund receives your transfer instructions by any Tuesday at 5:00 P.M. (Eastern time), the money will be credited to your account on Friday of the following week. You can give standing instructions to have a fixed amount transferred each month or call each time and have a variable amount transferred. Your standing instructions will be entered on the first Wednesday of each month.

     Complete a DECexpres form (page ____) and return the form and a voided blank check from your local bank to Declaration Service Company. Then allow three weeks for Declaration Service Company to confirm that electronic transfers can be made before you make the first transfer. Check with your local bank to be sure it is a participant in the ACH system. Currently, Declaration Service Company does not charge any fee for DECexpres. However, a fee of $12 will be charged for rejected transactions. The Fund reserves the right to terminate or modify this service at any time with respect to a particular investor or all investors in general.

     AMOUNTS RECEIVED BEFORE 11:00 A.M. (EAST COAST TIME) ON ANY BUSINESS DAY ARE APPLIED TO PURCHASE FUND SHARES AND BEGIN EARNING DIVIDENDS ON THE SECOND BUSINESS DAY THEREAFTER.

     THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON.

     You will receive a confirmation of your purchase. Your checks (provided a signature card is received with your application) will be mailed shortly after receipt of your initial deposit.
--------------------------------------------------------------------------------
                           HOW TO WITHDRAW YOUR MONEY

     In general, Declaration Cash Account shares are redeemed at the net asset value per share price next determined after receipt of a withdrawal order (redemption request). You can withdraw money (redeem shares) by phone, mail, or by writing a check. There is no charge or penalty for withdrawals. Proceeds will be sent by check to your address, or they can be sent for your account at a predesignated broker or bank. Proceeds will generally be sent within 1 business day if a request is received by 11:00 A.M. (East Coast Time) on any day when the Federal Reserve Bank of Philadelphia is open.

     If a shareholder's account balance falls below $100, the Fund reserves the right to cause the shares in the account to be redeemed and the proceeds mailed to the investor at his or her address of record. A shareholder will first be notified in writing and will be allowed 60 days to make one or more additional investments to bring the value of the account to $100 or more. This provision does not apply to Fund shares held in a tax qualified account, such as an Individual Retirement Account.

     ALL WRITTEN REDEMPTION REQUESTS MUST BE ORIGINAL. DECLARATION SERVICE COMPANY WILL NOT ACCEPT REQUESTS RECEIVED VIA FACSIMILE (FAX) MACHINE.

TO REDEEM BY MAIL:

     Send your written redemption request to Declaration Service Company, Suite 6160, 555 North Lane, Conshohocken, PA 19428. If the redemption proceeds to be mailed to you are greater than $5,000 or are to be paid to another person or sent to an address other than the one of record or if you request a share transfer, then the investor's signature(s) on the written request must be guaranteed by an eligible guarantor. An eligible guarantor must be a participant in a "STAMP" program (a Securities Transfer Agents Medallion Program). A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR. You may call the Transfer Agent at 1-800-423-2345 to determine whether the entity that will guarantee your signature is an eligible guarantor. Investors who have provided the requisite bank or broker information on their account application may request Declaration Services Company IN WRITING to have the proceeds of redemption sent directly to the designated bank or broker without the need for a signature guarantee.

TO REDEEM BY TELEPHONE OR WIRE:

     If you elected the telephone redemption privilege on your purchase application, you may make withdrawals from your account by calling Declaration Service Company, 1-800-423-2345. Proceeds of $5,000 or less will be sent by check to you or to the bank account or broker account designated on the purchase application. Telephone redemptions of $5000 or more will only be sent to your designated bank or brokerage account.

     You may request that the proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. There will be a $12 fee charged for all outgoing wires. Your bank may also impose a fee upon receipt of the proceeds of a wire withdrawal. If the amount to be wired is aggregated with the amounts to be wired to other shareholders and sent to a predesignated account set up by your financial service representative, the fee may be waived.

     Existing shareholders may elect telephone redemption privileges or change current instructions by sending written notice to Declaration Service Company, with signature guarantee (as noted above) and with the name, address and account number of the bank or broker to receive the redemption proceeds. Further documentation may be required from corporations, fiduciaries, and institutional investors.

TO REDEEM BY CHECK:

     Upon receipt of a completed signature card and application, the Fund will order imprinted checks. Checks may be drawn to the order of any payee. See "What is the Declaration Cash Account Program" page ____ for details. Your account continues earning daily dividends until withdrawal checks clear. You are subject to the clearing bank's rules and regulations governing withdrawal checks. If a check is presented against an account with insufficient funds, restricted funds, or if a stop payment has been requested, there will be a charge of $15 levied against the account.

     If you have any questions about the available balance in your account, call Declaration Service Company, toll free, at 1-800-423-2345 for information.

     The Fund reserves the right to terminate, suspend or modify this service at any time with respect to a particular investor or all investors.

     IMPORTANT: Declaration Cash Account shares purchased with a check other than a certified, treasurer's or cashier's check, will not be redeemed until after the check issued in payment for such shares has cleared. The Fund reserves the right to hold the funds until the purchaser's check clears which may take up to 15 days. Shares which are purchased by certified, treasurer's or cashier's check are not subject to the foregoing restriction, but are available after 2 business days. Shares purchased by Fedfunds wire received at the Fund by 11:00 A.M. (Eastern time) on a day are available on that day. In any event, during the period prior to the time shares are redeemed, dividends on such shares are accrued and paid as provided herein and shareholders are entitled to exercise all other rights of beneficial ownership.
------------------------------------------------------------------------------
                    ACCURACY OF INVESTOR ACCOUNT INFORMATION

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. ASSUMING PROCEDURES SUCH AS THE ABOVE HAVE BEEN FOLLOWED, NEITHER DECLARATION SERVICE COMPANY NOR THE FUND WILL BE LIABLE FOR ANY LOSS, COST, OR EXPENSE FOR ACTING UPON AN INVESTOR'S TELEPHONE INSTRUCTIONS. WE SHALL HAVE AUTHORITY, AS YOUR AGENT, TO REDEEM SHARES IN YOUR ACCOUNT TO COVER ANY SUCH LOSS. As a result of this policy, the investor will bear the risk of any loss unless the Fund has failed to follow procedures such as the above.

                  WHAT IS THE DECLARATION CASH ACCOUNT PROGRAM?

     The Declaration Cash Account Program ("Declaration Cash Program") is a program designed to integrate several financial services. It has one account statement that reflects: (1) all activity in Declaration Cash Account, including the unlimited and unique check-writing feature and telephone transfer of funds between Declaration Cash Account and your broker or bank; and (2) purchases of certain other assets through your financial services representative.

Account Statements

     Each checkwriting account having one or more purchase or sales transactions in any given month will receive a monthly statement. A monthly statement will be mailed only if there has been a share purchase or redemption during the month. Investors not receiving monthly account statements because of the lack of account activity will receive quarterly statements. Non-checkwriting account holders will receive statements on a quarterly basis only. After each redemption (other than by check), a confirmation will be sent. Generally, monthly account statements will be mailed by the fifth business day of the next month.

     Shortly after the close of the calendar year, each account will receive an account statement which includes a list of all transactions during the preceding year.
--------------------------------------------------------------------------------
                                      FEES

     The costs of administering a fund like Declaration Cash Account are related to two major factors - account size and the number of account transactions. The smaller the account size, the less the ability of the account to provide sufficient earnings to cover the fixed costs of operating Declaration Cash Account. The greater the number of transactions, the greater the variable costs of operation. The following fee schedule is designed to address these factors.

     The administrative expense fee for Declaration Cash Account investors is an annual fee of $64 and will be charged to an investor's account on a quarterly basis. However, the fee will not be charged in any quarter in which the average balance of the account is $2,500 or more. The fee is also charged to the investor's account quarterly and will not be charged in any quarter in which the balance of the investor's account averages $2,500 or more.

     Declaration Cash Account is committed to providing maximum investment flexibility for investors. This entails considerable expense. Most mutual funds control expenses by imposing account size minimums thereby assuring a large enough account base to absorb the fund's operating costs. Declaration Cash Account does not have a minimum account size. Because many Fund expenses are fixed, smaller accounts do not bear their fair share of Fund expenses. Therefore, accounts with an average balance of less than $2,500 will be charged an administrative expense fee. The administrative expense fee will be paid to Declaration Service Company, which will reduce transfer agency fees charged to the Fund by the amount of the administrative expense fee received.

     The expenses incurred in providing shareholder servicing includes, among others, the costs of record keeping involved in maintaining the individual shareholders accounts; the costs of preparing, printing and mailing account statements and other reports to shareholders; the costs of maintaining a shareholder servicing unit which assists in preparing shareholder communications and answers questions from shareholders concerning their accounts and otherwise, and the cost of personnel and equipment necessary to provide the above services. An additional costly service is incurred in processing checks that are written by individual shareholders against their accounts.

     Investors may write checks in any amount at any time and without restriction as to the number of checks that may be written. While there are no check transaction charges, there will be an appropriate charge made for check printing costs.

     All check-writing accounts get the Fund's unique reporting system. The account statement reflects to whom you wrote the check (the payee), as well as the check number, dollar amount, and an 'expense code'. By writing an expense code on the Declaration Cash Account check, the Account provides a monthly listing and total of all the checks written for that particular expense. This monthly expense report also shows the year-to-date totals. An expense report providing a complete annual record of all expenses is automatically included on the December year end account statement.

     IN THE EVENT OF THE TERMINATION OF A DECLARATION CASH ACCOUNT PRIOR TO YEAR END, THE BALANCE OF THE FEE FOR THE REMAINING MONTHS OF THE YEAR WILL BE CHARGED AT TERMINATION AS OPERATING EXPENSE CHARGES ARE INCURRED BY THE FUND ON AN ANNUAL BASIS.

     INVESTORS WILL BE CHARGED SERVICE FEES FOR THE RETURN OF ANY PURCHASE (DEPOSIT) CHECKS ($10) OR ELECTRONIC FUND TRANSFERS ($12); AND ALSO FOR REDEMPTION CHECKS RETURNED FOR EITHER INSUFFICIENT OR RESTRICTED FUNDS ($15).

                          REDEMPTION IN CASH OR IN KIND

     The Trust Indenture of Declaration Fund authorizes the Fund to pay redemption proceeds in cash or in kind or partially in cash and partially in kind. The Fund has filed a Notification of Election on Form N-18F-1 committing itself to paying cash on requests for redemption by any shareholder of record limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period of the series of which the person redeeming is a shareholder.
--------------------------------------------------------------------------------
                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Declaration Cash Account is determined by subtracting its liabilities from its assets and dividing the remainder by the number of outstanding shares. The net asset value per share is determined at 11:00 A.M., Eastern time on each weekday, with the exception of those holidays on which the Federal Reserve Bank of Philadelphia is closed. Declaration Cash Account's assets are determined by valuing the portfolio securities at amortized cost. Generally, the value of securities comprising Declaration Cash Account's portfolio vary inversely with prevailing interest rates.
--------------------------------------------------------------------------------
                                 YIELD QUOTATION

     The current yield of Declaration Cash Account may be obtained by calling Declaration Service Company at 1-800-423-2345.

     From time to time, Declaration Cash Account will advertise its "yield" and "effective yield". The "yield" of Declaration Cash Account refers to the income generated by an investment in Declaration Cash Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized"; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Declaration Cash Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. See page of the Statement of Additional Information for additional information concerning current and effective yields.
--------------------------------------------------------------------------------
                                 DAILY DIVIDENDS

     Dividends will be declared from the net investment income of Declaration Cash Account on each day that Declaration Fund is open for business to shareholders of record as of 11:00 A.M., East Coast time. Income for Saturdays, Sundays and holidays will be declared as a dividend on the subsequent business day. All dividends will be automatically reinvested in additional shares each day and posted to each shareholder's account to provide daily "compounding" of income. The amount of dividends declared and paid fluctuates from day to day. If a shareholder requests it, at the end of each month, the shares purchased with the income dividends can be redeemed and the proceeds mailed. Also, on request of the shareholder, any amount can be designated to be sent on a regular basis.
------------------------------------------------------------------------------
                                   TAX STATUS

     The Fund intends to qualify Declaration Cash Account as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves Declaration Cash Account of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code requires, among other things, that Declaration Cash Account distribute to its shareholders at least 90% of its investment company taxable income earned during a fiscal year. In general, Declaration Cash Account's investment company taxable income will be its taxable income, including interest, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of Declaration Cash Account is to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to Declaration Cash Account's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares.(Federal income taxes for distributions to an I.R.A., for example, are deferred under Section 408 of the Code). Such dividends may also be subject to state income tax. It is anticipated that none of the distributions will be eligible for the dividends received deduction for corporations. Dividends declared in December of any year payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by Declaration Cash Account on the record date, provided such dividends are paid before February 1 of the following year.


     No part of the 1997 dividends was eligible for the deductions for dividends received by corporations.


     Shareholders will be advised at least annually as to the Federal income tax status of distributions made to them during the year.



     The foregoing discussion is only a brief summary of some of the important tax considerations generally affecting Declaration Cash Account and its shareholders and is not intended as a substitute for careful tax planning.
Accordingly, investors in Declaration Cash Account should consult their tax advisers with specific reference to their own tax situation.

     It will be required, in certain cases, to withhold and remit to the United States Treasury, 31% of dividends paid to any shareholder of Declaration Cash Account who has failed to provide a tax identification number or who has provided an incorrect number or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return, payments of interest or dividends.
--------------------------------------------------------------------------------
                         GENERAL INFORMATION AND HISTORY

     All shares, when issued for consideration as described herein, are fully paid and non-assessable and have no preemptive or conversion rights.

     The Fund may but is not required to hold annual meetings of shareholders. The shares of the Fund outstanding have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees of Declaration Fund can elect all of the Trustees if they choose to do so.

     The Trustees of Declaration Fund shall call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding voting securities of Declaration Fund.

     Shareholder inquiries should be directed to the Fund at its address shown on the cover.
------------------------------------------------------------------------------
                            DECLARATION CASH ACCOUNT

                                      FORMS

        PAGE ____ DECLARATION CASH ACCOUNT APPLICATION
        PAGE ____ CERTIFICATION & AUTHORIZATION FORM
                  FOR A CORPORATION, TRUST, OR PARTNERSHIP
        PAGE ____ DECexpres APPLICATION


                                     Part B


                                DECLARATION FUND
                 -----------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                 -----------------------------------------------

                                   CONCERNING
                            DECLARATION CASH ACCOUNT


                                   MAY 1, 1998
                 -----------------------------------------------



     This Statement is not a prospectus but should be read in conjunction with the current Prospectus (dated May 1, 1998) of Declaration Cash Account. To obtain a copy of the Prospectus, please call the Investor Information Department at 1-800-423-2345.



TABLE OF CONTENTS
                                                                   Page
Declaration Fund.................................................
Declaration Cash Account -
   Investment Objective and Policies.............................
Investment Limitations...........................................
Calculation of Yield -
   Declaration Cash Account......................................
Trustees and Officers of Declaration Fund........................
Additional Declaration Fund Executive Officers...................
Management, Administrative and Advisory Services.................
Declaration Cash Account.........................................
General Provisions of the Advisory Agreement
   for Declaration Cash Account..................................
Renewal of Advisory Agreement....................................
Agreement Pursuant to the Distribution Plan for
   Declaration Cash Account......................................
Brokerage - Declaration Cash Account.............................
Purchase and Redemption of Declaration Cash Account
    Shares.......................................................
Shareholder Services.............................................
Signature Guarantees.............................................
Determination of Net Asset Value -
   Declaration Cash Account......................................
Daily Dividends - Declaration Cash Account.......................
Tax Status.......................................................
Transfer Agent and Custodian.....................................
Independent Public Accountants...................................
General Information and History..................................
Control Persons and Principal Holders of
   Declaration Cash Account  Securities .........................
Appendix.........................................................

                                DECLARATION FUND


     Declaration Fund is an open-end, diversified, management investment company. Originally incorporated in Pennsylvania on April 9, 1981, Declaration Fund changed its form of organization to a business trust effective, July 9, 1984. It became registered with the Commonwealth of Pennsylvania as a Pennsylvania Business Trust on May 16, 1990.

     Declaration Fund is a series fund - Declaration Cash Account (hereafter sometimes "Cash Account" or "Fund") is a series of Declaration Fund.

     For more information, please see the Cash Account Prospectus.


                            DECLARATION CASH ACCOUNT

                        INVESTMENT OBJECTIVE AND POLICIES

     The following statement of policies supplements the description of the investment objective and policies set forth in the Declaration Cash Account Prospectus.

     Declaration Fund's Board of Directors will undertake to assure, to the extent reasonably practical, taking into account current market conditions affecting Cash Account's investment objectives, that its net asset value will not deviate from $1.00 per share;

     In order to accomplish this, Cash Account shall maintain a dollar-weighted, average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. To this end, Cash Account will not:

     (i) purchase any instrument with a remaining maturity of greater than 397 calendar days, or

     (ii) maintain a dollar-weighted average portfolio maturity that exceeds 90 days.

Credit Quality of Portfolio

     Cash Account will limit its portfolio investments to those United States dollar denominated instruments that Declaration Investment Advisors, Inc. (Cash Account's investment manager) determines present minimal credit risks (which determination must be based on factors pertaining to credit quality in addition to the rating assigned to such instruments by a nationally recognized statistical rating organization and which at the time of acquisition are Eligible Securities.

Portfolio Diversification

     (i) Immediately after the acquisition of any security (other than a Government Security as defined in the 1940 Act) Cash Account shall not have invested more than 5% of its total assets (i.e., the total amortized cost of its assets) in securities issued by the issuer of the security.

     (ii) It may invest in both First Tier Securities and Second Tier Securities as defined. In the event that an investment is in a Second Tier Security, Cash Account shall not have invested more than:

          (a) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which, when acquired by Cash Account, were Second Tier Securities; and

          (b) 5% of its total assets in securities which, when acquired by Cash Account, were Second Tier Securities.

     (iii) It may invest in Unrated Securities that are determined by the Board of Trustees to be of comparable quality to securities which are Eligible Securities.

     For definitions of Eligible Security, First Tier Security, Second Tier Security and Unrated Security, see the Appendix to this Statement of Additional Information.

                             INVESTMENT LIMITATIONS

     Certain limitations have been adopted which are designed to reduce the exposure of Cash Account in certain situations. Thus, Cash Account may not:

     (1) Invest in commodities or commodity contracts or purchase or sell real estate;

     (2) Write, purchase or sell warrants, put or call options, or combinations thereof;

     (3) Invest in interests in oil, gas, or other mineral exploration or development programs;

     (4) Make loans (except to the extent that the entry into repurchase agreements or the acquisition of variable amount master demand notes may be considered loans) to other persons except by the purchase of the debt obligations in which Cash Account is authorized to invest in accordance with its investment policies;

     (5) Purchase securities on margin or sell securities short;

     (6) Purchase more than 10% of the outstanding voting securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

     (7) Purchase securities of any issuer except obligations of the U.S. Government and its agencies and instrumentalities if as a result, more than 5% of the value of the Cash Account total assets would be invested in the securities of such issuer;

     (8) Purchase or retain securities of an issuer if an officer or director of such issuer is an Officer or Trustee of Declaration Fund or an officer or director of an investment advisor of Declaration Fund and one or more of such Officers, Directors or Trustees of Declaration Fund or an investment advisor of Declaration Fund owns beneficially more than one half percent of the shares or securities of such issuer and all such Trustees, Directors and Officers owning more than one half percent of such shares or securities together own more than 5% of such shares or securities;

     (9) Participate with others in any trading accounts or act as an underwriter of securities of other issuers;

     (10) Pledge, mortgage or hypothecate the Cash Account assets to an extent greater than 5% of the value of its total assets, and then only to secure temporary borrowings;

     (11) Borrow money (except from banks for temporary, emergency purposes and then only in amounts of up to 20% of its net assets): no securities will be purchased for Cash Account if such borrowings exceed 5% of its net assets: any borrowings over 5% of the net assets of Cash Account will be made solely to facilitate the orderly sale of portfolio securities should abnormally heavy redemption requests occur;

     (12) Invest more than 10% of Cash Account's assets in securities which are not readily marketable, including obligations of small banks and savings and loan institutions;

     (13) Invest for the purpose of controlling management of any company;

     (14) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by Cash Account's shareholders.

     (15) Invest in securities of companies which have (with predecessors) a record of less than three years continuous operation, except investments in obligations guaranteed by the U.S. Government, or issued by its agencies or instrumentalities;

     (16) Concentrate its investments in a particular industry, although it may invest up to 25% of its total assets (taken at value) in the securities of issuers, all of which conduct their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.

     (17) Purchase any securities of a type other than those securities described in the Prospectus;

     (18) Issue senior securities.

     The above referenced investment limitations are considered at the time that portfolio securities are purchased.

     The above restrictions are fundamental policies and may not be changed without a vote of a majority of Cash Account's outstanding voting securities. The vote of a majority of the outstanding voting securities, means the vote, at an annual or special meeting of the shareholders, duly called, (a) of 67% or more of the voting securities present at the meeting, if the holders of 50% of the outstanding voting securities of Cash Account are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of Cash Account, which ever is less.

                              CALCULATION OF YIELD
                                       OF
                            DECLARATION CASH ACCOUNT

     The current yield of Cash Account is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular seven (7) day period. The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends of Cash Account, including dividends on both the original share and on such additional shares purchased with the dividends from Cash Account. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for Cash Account by adding 1 to the base period return, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for Cash Account for the seven (7) day base period ending December 31, 1996:

                                                          12/31/96
                                                          --------
Value of account at beginning of period                   $1.000000
Value of same account at end of period                     1.000098
Net change in account value                                 .000098
Annualized current net yield                                  0.51%
 (Net Change x 365/7)/
  average net asset value
Effective yield                                               0.51%
 (Net Change + 1) 365/7 power -1
Average weighted maturity of investments                    24 days

     The net asset value of a share of Cash Account is $1.00 and the value of the share has remained at that amount since the initial offering. On the other hand, Cash Account's yield will fluctuate. The annualization of a week's dividends is not a representation as to what an investment in Cash Account will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments selected for investment, changes in interest rates on instruments, changes in expenses and other factors. Yields are one basis investors may use to analyze Cash Account and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

     No charge is made for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by Cash Account.

                    TRUSTEES AND OFFICERS OF DECLARATION FUND

Arthur S. Filean
Trustee

     Mr. Filean is a Trustee of Declaration Fund. Mr. Filean has served as a Trustee of Declaration Fund during the period from December 8, 1988 to the present. From 1983 to 1990, Mr. Filean served as a Second Vice President of Principal Mutual Life Insurance Company. From 1976 to the present, he has served as Secretary of the mutual funds making up the Principal Mutual Fund Group. In addition, he is currently Vice President of each of the Principal Funds. He is also a Vice President of Princor Financial Services Corporation. From 1981-1986 he served as President, Treasurer and Director of Princor Financial Services Corporation. Age 59.

Stephen B. Tily, III
     Chairman of the Board and Trustee


     Mr. Tily is a Trustee of Declaration Fund. Mr. Tily has served as a Trustee of Declaration Fund during the period from September, 1988 to the present. He has served as President of Declaration Fund since December, 1988. From 1983 to December, 1988, he served as Vice President of Declaration Fund, as Chairman of the Board of Directors and Secretary of Declaration Investment Advisors, Inc., (the investment manager of Declaration Cash Account, a series of Declaration
Fund) and as Chairman of the Board of Declaration Holdings, Inc. (the then parent company of Declaration Investment Advisors, Inc.). From 1981 to January 1, 1992, Mr. Tily served as President, Chief Executive Officer and a Director of Delaware Charter Guarantee & Trust Company. He became Chairman and Chief Executive officer of Delaware Charter Guarantee & Trust Company on January 1, 1992. From 1977 to 1981 he served as Chief Operating Officer and a Director of that Company. Effective December 31, 1993, Mr. Tily terminated his relationship with Delaware Charter Guarantee and Trust Company. Age 60.


Thomas S. Stewart, III
Trustee


     Mr. Stewart became a Trustee of Declaration Fund in 1994. He is the managing principal of Stewart Associates, a firm providing consulting services in the areas of strategic planning, investment management and retirement planning. He organized Stewart Associates upon his retirement in 1994 from service with PNC Bank, Philadelphia, Pennsylvania. While in the employ of the Bank over a period of thirty years, he was Director of Economic and Investment Research and was responsible for the management of the Investment and Trust lines of business. He served as Chairman of Provident Capital Management, Inc. and Advanced Investment Management, Inc., two registered investment advisors serving the institutional investment market. Mr. Stewart has also served as Chairman of the Executive Committee of the American Bankers Association's Trust and Management Division and as Chairman of its Asset Management Committee. He is the member of the Pennsylvania Bankers Association Trust and Investment Committee. He is the member of the Pennsylvania Bankers Association and a former Director of Philadelphia Financial Analysts. He is presently a member of the Association for Investment Management and Research. Age 59.


                 ADDITIONAL DECLARATION FUND EXECUTIVE OFFICERS

Terence P. Smith
President


     From September, 1988 to the present, Mr. Smith has served as President and Chief Operating Officer of the companies of the Declaration Group of Companies. He is also a Director of Declaration Distributors, Inc., a registered broker/dealer and the Fund's principal underwriter. He is also a Trustee, Chief Financial Officer and Secretary of Pauze' Funds, a registered investment company, from February 13, 1996 to the present. From September, 1987 to September, 1988 he served as Vice President-Operations of Declaration Holdings, Inc. (the then parent company of Declaration Investment Advisors, Inc.) From 1984 to 1987, Mr. Smith was Executive Vice President of Review Management Corp. (investment manager for the former The Over-The-Counter Securities Group, Inc. and the distributor of its shares). From 1981 to 1984 he served on the tax and audit staff of the Philadelphia office of KPMG Peat Marwick LLP (international accounting firm). Mr. Smith is a certified public accountant. Age 51.

     Mr. Martin M. Whalen is Secretary and Ms. Linda K. Coyne is Assistant Secretary of Declaration Fund. Mr. Christopher D'Ambrosio is Treasurer of Declaration Fund.

     The Board of Trustees of Declaration Fund has overall responsibility for the management of Declaration Fund. For the year ended December 31, 1997, $8,522 was paid in Board member fees and expenses; Declaration Fund did not pay any officers' salaries. The address of each Trustee and Officer of Declaration Fund is: Suite 6160, 555 North Lane, Conshohocken, PA 19428.


                MANAGEMENT, ADMINISTRATIVE AND ADVISORY SERVICES


     At their December 19, 1997 Board Meeting, the Trustees determined that a quorum of shareholders would not be present at a Shareholders' Meeting which had been called for, among other things, to approve the continuation of the existing Investment Advisory Agreement (the "old Agreement") with Declaration I/A. In order to provide continuing advisory services, under the circumstances, the Board determined to retain Mr. Smith the President of Declaration Fund, to invest and reinvest the assets of Declaration Cash Account, to serve without compensation and at the pleasure of the Board until a new investment management agreement with Declaration I/A could be obtained.

     On May 20, 1998, the Board of Trustees approved a new Investment Advisory Agreement (the "new Agreement") between Declaration Fund with respect to Declaration Cash Account and Declaration Investment Advisors, Inc. ("Declaration I/A"). The new Agreement is identical in all material respects with the old Agreement. A Shareholders' Meeting has been set for July 16, 1998. The Shareholders will be asked to consider for approval the new Agreement and the Trustees will recommend that the shareholders approve the new Agreement. The information set forth below is included on the premise that the Declaration Cash Account shareholders will vote to approve the new Agreement.

     Declaration Investment Advisors, Inc. was organized as a Pennsylvania corporation in 1976. Its address is Suite 6160, 555 North Lane, Conshohocken, PA 19428. Its Directors and principal officers are: Terence P. Smith, President and Sole Director and Linda K. Coyne, Vice President and Secretary. The address of each of these persons is Suite 6160, 555 North Lane, Conshohocken, PA 19428.

     Declaration I/A is a wholly owned subsidiary of Declaration Holdings, Inc. ("Holdings"). Prior to August 21, 1997, Stephen B Tily, III and WMB Holdings, Inc. owned all of the outstanding voting stock of Holdings. On August 21, 1997, all of the outstanding voting stock of Holdings was transferred to Terence P. Smith, then the Secretary of the Company. On October 22, 1997, Mr. Smith transferred 20% of the stock to Mentor Special Situations Fund (a venture capital limited partnership), and 5% to Messers. George Stasen and Edward Sager (the principals of Mentor Special Situations Fund). Mr. Smith now owns 75%, Mentor Special Situations 20% and Messrs. Stasen and Sager 2 1/2% each. The address of each of the owners is 555 North Lane Suite 6160 Conshohocken, Pennsylvania 19428.

     Under the terms of the new Investment Management Agreement the new Agreement, Declaration I/A (i) will determine the composition of Cash Account's portfolio, the nature and timing of the changes therein and the manner of implementing such changes and (ii) provide Cash Account and/or the Board of Trustees with such investment advisory research and related services and Cash Account and/or the Board of Trustees may, from time to time, reasonably require. Declaration I/A will furnish, without cost to the Company, the services of those of Declaration I/A's officers and full-time employees who may be duly elected executive officers or Trustees of the Company and shall pay all salaries, fees and expenses of the Company's interested Trustees, president, research and investment activities. Declaration I/A has also agreed that if the aggregate expenses of the Company including the management fee but excluding taxes, interest, brokerage commissions and extraordinary items should exceed 2% of the first 1000,000,000 dollars of the average net assets of Cash Account and 1 1/2% of all in excess of 100,000,000 dollars then such excess expenses will be paid to the Fund by Declaration I/A but only to the extent of the management fee.

     The management fee for services rendered to Declaration Fund with respect to Declaration Cash Account during 1995 was $190,505, during 1996 was $186,581 and during 1997 was $24,405. For each such year, the management fee was reimbursed to the Declaration Cash Account under the expense reimbursement provision described above.


                  GENERAL PROVISIONS OF THE ADVISORY AGREEMENT
                            DECLARATION CASH ACCOUNT

     Declaration Cash Account shall pay all administrative and other costs and expenses directly attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal and audit expenses; expenses relating to the redemption of its shares; expenses of holding annual shareholder meetings; expenses relating to the servicing of shareholder accounts; fees and expenses incurred in connection with the printing and distribution of its proxy statements, stockholders' reports and notices; trade association fees; cost of supplies and postage; fees and expenses relating to the registration of the Fund's shares under federal and state laws and regulations; applicable federal, state and local taxes; insurance premiums; the fees and expenses of the non-interested Trustees; the cost of personnel necessary to maintain the Fund's records, perform daily pricing and service shareholder requests; interest and brokerage commission; and such non-recurring expenses as may arise including actions, suits or proceedings to which the Fund is a party and the legal obligation for the indemnification of Declaration Fund's Officers and Trustees.

                          RENEWAL OF ADVISORY AGREEMENT


     The Investment Advisory Agreement will continue from year to year, unless sooner terminated; provided that it is approved at least annually, either by vote of a majority of Declaration Fund's Trustees, including by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of Declaration Fund respecting Declaration Cash.

     The Investment Advisory Agreement is not assignable and may be terminated by either party to the Agreement without penalty on 60 days' notice, either by a majority vote of Declaration Fund's outstanding voting securities respecting the particular Fund or by a majority of the Trustees of Declaration Fund.


                      BROKERAGE - DECLARATION CASH ACCOUNT

     It is expected that some purchases and sales of portfolio securities transacted with respect to Cash Account will be principal transactions including some portfolio securities which may be purchased directly from an issuer. Usually there will be no brokerage commissions paid in connection with such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and in purchases from dealers, the dealers will look to the spread between the bid and asked price for their compensation. Other purchases and sales, particularly with respect to certificates of deposit, may require payment of a brokerage commission.


     In the purchase and sale of portfolio securities, the Investment Manager's sole consideration is the ability of the broker to promptly execute and clear orders in an efficient manner at the best asked prices. Brokers will be selected by the Investment Manager solely on this basis: Declaration I/A will seek to either negotiate commissions or pay the lowest commission reasonable under the circumstances. For the fiscal years ended December 31, 1995, December 31, 1996, and December 31, 1997, no brokerage commissions were paid on portfolio transactions.


     By virtue of certain restrictions on the maturities of the securities purchased, the annual portfolio turnover with respect to Cash Account will be relatively high. However, portfolio turnover is not expected to have a material adverse effect on net income. The portfolio turnover rate with respect to Cash Account is expected to be zero for regulatory reporting purposes.

           PURCHASE AND REDEMPTION OF DECLARATION CASH ACCOUNT SHARES

     Declaration Fund reserves the right, in its sole discretion, (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the judgment of management, such rejection is in the best interests of the Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.

     Fractional shares will be issued to three decimal places. Share certificates will not be issued unless requested. This saves the shareholders the cost and trouble of providing safekeeping for share certificates, and saves Declaration Fund the cost of issuing such certificates.

     Shareholders in Declaration Cash Account will receive a transaction confirmation for each transaction other than for a regular mail deposit/purchase of shares or a redemption of shares through use of checkwriting drafts. All mail deposit/purchase and/or draft redemptions will be confirmed by monthly statement. In the event there is no purchase or redemption activity in an account, other than the reinvestment of daily dividends, an investor will receive an account statement only at the end of each quarter-yearly period.

     Declaration Fund may suspend redemption privileges or postpone the date of payment on redemption of Fund shares (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, (ii) during any period when an emergency exists as a result of which it is not reasonably practicable for Declaration Fund to dispose of securities owned by it, or to fairly determine the value of its net assets, and (iii) for such other periods as the U.S. Securities and Exchange Commission may permit.

     Shares of Declaration Fund are sold and redeemed without charge except, in the case of Cash Account, for the balance of any administrative fee that may be due. However, institutional investors purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. A customer should, therefore, carefully consider the terms of his or her account with an institution before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders in accordance with its customer agreements.

     Proceeds paid upon redemption may be more or less than the shareholder's cost depending on each Fund's net asset value per share at the time of redemption.

     During the month of May 1998, shares of Declaration Cash Account were sold to two investors at a time when there was not a statutory prospectus in effect for Declaration Cash Account. Declaration Service Company will reimburse Declaration Cash Account for any losses that it may sustain as a result of such sales.

                              SIGNATURE GUARANTEES

     To protect your account, signature guarantees are required for certain redemptions. Signature guarantees enable Declaration Fund to be satisfied that you are the person who has authorized a redemption from your account.

     The signature guarantee must appear either: (1) on the share certificate (if one has been issued), or on the written request for redemption, or (2) on a separate instrument for assignment ("stock power"), which should specify the total number of shares to be redeemed. Please refer to the Prospectus of Declaration Cash Account for the type of signature guarantee that will be required.

                        DETERMINATION OF NET ASSET VALUE

CASH ACCOUNT

     It is the policy of Declaration Fund to attempt to maintain a net asset value of $1.00 per share for the shares of Cash Account for purposes of sales and redemptions. The instruments held in the portfolio of Cash Account are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is either higher or lower than the price that would be received if the instrument was sold. During periods of declining interest rates, the daily yield on shares of Cash Account, computed as described above, may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Cash Account would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing Cash Account investors would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of Cash Account's instruments based upon their amortized cost and the commitment to attempt to maintain Cash Account's per share net asset value of $1.00 is authorized by the provisions of Rule 2a-7 under the 1940 Act. In compliance with the terms of the Rule, the Board of Trustees has agreed, as a particular responsibility within the overall duty of care owed to Cash Account shareholders, to establish procedures reasonably designed to stabilize the net asset value per share, as computed, for the purposes of sales and redemptions at $1.00 per share, taking into account current market conditions and Cash Account's investment objective. These procedures include periodic review (when the Board of Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions) of the relationship between amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, all portfolio securities including securities with maturities of less than 60 days must be marked to market for purposes of computing market deviation.

     Other investments and assets are valued at fair market value as determined in good faith by the Board of Trustees or its designee(s).

     In the event of a difference of over 1/2 of 1% between Cash Account's net asset value based upon available market quotations or market equivalents and its per share net asset value based on amortized cost, the Board of Trustees will promptly consider what action, if any, should be taken. The Board of Trustees will also take such action, as it deems appropriate, to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two methods of value. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. See "Daily Dividends" below.

                   DECLARATION CASH ACCOUNT - DAILY DIVIDENDS

     Declaration Fund will declare and automatically invest dividends from the net investment income of Cash Account on each day that Declaration Fund is open for business for shareholders of record as of 11:00 A.M., East Coast time. Income for Saturdays, Sundays, and holidays will be declared as a dividend on the next succeeding business day. The amount of dividends declared and paid fluctuates from day to day. Dividends are automatically reinvested at net asset value in additional shares. Shareholders of Cash Account will receive periodic transaction summaries of their accounts, including information about dividends reinvested or paid.

     Shareholders who make the request may have their dividends paid to them monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed promptly after the end of the month and the proceeds paid to them by check.

     Net income, for dividend purposes, is the sum of: (1) net investment income, which consists of the interest earned on Cash Account's investments (adjusted for amortization of original issue, market discounts or premiums ), less the estimated expenses of Declaration Fund; and (2) gains or losses realized on the sale of portfolio securities. Net income will be so calculated immediately prior to the determination of the Fund's net asset value per share (see "Determination of Net Asset Value").

     The Board of Trustees of Declaration Fund may revise the above dividend policy, or postpone the payment of dividends, if Declaration Fund should have or anticipate any large unexpected expenses, losses or fluctuations in net assets with respect to Cash Account that, in the opinion of the Board of Trustees, might have a significant effect on shareholders. The shareholders will be notified of any such action taken by the Board of Trustees.

                                   TAX STATUS

     The following is only a summary of certain tax considerations generally affecting Declaration Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors in Declaration Fund should consult their tax advisors with specific reference to their tax situation.

     In order to qualify for tax treatment as a regulated investment company under the Code, a fund is required, among other things, to derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months. Interest (including original issue plus accrued market discount) received at maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement.

     Since all of a Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. It is not expected that Cash Account will realize long-term capital gains and, therefore, it does not contemplate payment of any "capital gains dividends" as described in the Code.

     It will be required, in certain cases, to withhold and remit to the United States Treasury, 31% of dividends paid to any Fund shareholder who has failed to provide a tax identification number, or who has provided an incorrect number, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return, payments of interest or dividends.

     In those states and localities which have income tax laws, the treatment of Cash Account and its shareholders and Declaration Fund may differ under such laws from the treatment under Federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                          TRANSFER AGENT AND CUSTODIAN

     Declaration Service Company, an affiliated entity of Declaration I/A, serves as Declaration Fund's transfer agent, dividend disbursing and shareholder servicing agent, with respect to Declaration Cash Account.

     CoreStates Bank, N.A., has been retained to act as Custodian of the portfolio assets of Cash Account. The Agreement between Declaration Fund and the Custodian provides, among other things, that the Custodian shall hold and deliver, upon instructions from Declaration Fund, all securities and cash placed with it; that all proceeds from the sale of Cash Account shares and securities in the portfolio of Cash Account shall be paid to the Custodian; and money disbursements shall be made by the Custodian in accordance with orders from Declaration Fund. All assets will be held by the Custodian subject to approval of the Board of Trustees. CoreStates Bank, N.A. may employ another bank as agent to hold certain securities of Cash Account on its behalf.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Sanville & Company, Philadelphia, Pennsylvania, has been selected as independent public accountants for Declaration Fund. The financial statements included in the Prospectus have been included in reliance on the report of Sanville & Company, given on the authority of said firm as experts in auditing and accounting.

                         GENERAL INFORMATION AND HISTORY

     Declaration Fund is authorized pursuant to the terms of the Declaration of Trust, to issue an unlimited number of units of beneficial interest ("shares").

     Each share in a particular fund series has an equal pro-rata interest in the fund series and each share has identical dividend, liquidation and other rights and preferences, except that each share will have voting and dividend and distribution rights attributable to the fund with respect to which it has been issued.

     Shareholders of each fund series will have the right to vote on matters relating to the investment management agreement, changes in investment policies and restrictions relating to the particular fund series, and on all other matters requiring shareholder approval. Fractional shares have proportional voting rights.

     All shares, when issued for consideration, as described in the Prospectus, are fully paid and non-assessable and will have no preemptive or conversion rights. Outstanding shares of Declaration Fund have no cumulative voting rights.

     Martin V. Miller, Esq., will pass on certain legal matters in connection with the shares offered by Declaration Fund.

                    CONTROL PERSONS AND PRINCIPAL HOLDERS OF
                           SECURITIES OF CASH ACCOUNT

     No person is known to own 5% or more of Cash Account's outstanding shares. The amount of Declaration Cash Account stock owned by all Trustees and Officers of Declaration Fund as a group is less than 1%.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Trustees of the
  Declaration Cash Account

     We have audited the accompanying statement of net assets of Declaration Cash Account as of December 31, 1997, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Declaration Cash Account as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Abington, Pennsylvania                                        Sanville & Company
February 13, 1998                                   Certified Public Accountants

                            DECLARATION CASH ACCOUNT
                             Statement Of Net Assets
                               December 31, 1997

                                        Annualized
                                         Yield On                    Amortized
                                         Purchase      Maturity      Cost And
Principal Amount and Description           Date          Date          Value
                                         --------      --------     -----------

U.S. GOVERNMENT OBLIGATIONS (99.3%)
    $ 300,000    U.S. Treasury Bill        4.50%       01/08/98     $   299,775
    1,000,000    U.S. Treasury Bill        4.65%       01/15/98         998,321
    1,000,000    U.S. Treasury Bill        4.93%       01/22/98         997,261
      400,000    U.S. Treasury Bill        4.81%       01/29/98         398,557
    1,750,000    U.S. Treasury Bill        5.07%       02/05/98       1,741,620
                                                                    -----------

     Total U.S. Government Obligations                                4,435,534
                                                                    -----------

     Total Amortized Cost and Value For Financial
          Reporting and Income Tax Purposes (99.3.%)                  4,435,534
                                                                    -----------

OTHER ASSETS AND LIABILITIES (0.7%)

Other assets                                                             70,979
Other liabilities                                                      ( 40,018)
                                                                    -----------
     Total Other Assets and Liabilities                                  30,961
                                                                    -----------
NET ASSETS (100%)

Applicable to 4,466,495 outstanding shares of beneficial
  interest (unlimited authorization - no par value)                 $ 4,466,495
                                                                    -----------

Net asset value (offering and redemption price per share)           $      1.00
                                                                    -----------

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                             Statement of Operations
                      For The Year Ended December 31, 1997

Investment Income:

     Interest                                                       $   245,177
                                                                    -----------
          Total Investment Income                                       245,177
                                                                    -----------

Expenses:
     Advisory and management fees (note 2)                               24,405
     Audit fees                                                           8,000
     Bank servicing fees                                                 27,535
     Custodian fees                                                      10,861
     Distribution fees (Note 2)                                             765
     Insurance                                                            7,933
     Legal                                                                3,675
     Postage                                                              2,705
     Pricing and blue sky administration fees (note 2)                   51,033
     Printing                                                            16,160
     Registration fees                                                   27,532
     Shareholder servicing costs                                         19,335
     Transfer agent fees (Note 2)                                        72,256
     Trustee fees and expenses                                            8,522
     Miscellaneous                                                        9,029
                                                                    -----------
          Total Expenses                                                289,746

          Expenses waived (Note 2)                                    ( 124,849)
                                                                    -----------
          Net Expenses                                                  164,897
                                                                    -----------
          Net Investment Income                                     $    80,280
                                                                    ===========

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                       Statement Of Changes In Net Assets


                                                           Year ended December 31,
                                                       ------------------------------
                                                           1997              1996
                                                       ------------      ------------
Increase (decrease) in net assets:
Operations:  Net investment income                     $     80,280      $  1,185,206
                                                       ------------      ------------
     Net increase in net assets
       resulting from operations                             80,280         1,185,206
                                                       ------------      ------------
Distributions to shareholders:
    Distributions from net investment income (1)            (80,280)       (1,185,206)
                                                       ------------      ------------
Capital share transactions (2):
    Proceeds from shares sold                            25,146,660        50,273,065
    Proceeds from shares issued on reinvestment of
      of distributions from net investment income            80,280         1,185,206
    Shares redeemed                                     (25,967,530)      (84,113,203)
                                                       ------------      ------------

    Net decrease from capital share transactions           (740,590)      (32,654,932)
                                                       ------------      ------------

Total decrease in net assets                               (740,590)      (32,654,932)
                                                       ------------      ------------
Net assets:
    Beginning of year                                     5,207,085        37,862,017
                                                       ------------      ------------

    End of year                                        $  4,466,495      $  5,207,085
                                                       ============      ============

(1) Income dividends per share                         $       .017      $       .034
                                                       ============      ============
(2) Also represents transactions in fund shares

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                              Financial Highlights
  (Selected data for a share of capital stock outstanding throughout each year)


                                                       Year ended December 31,
                                      ---------------------------------------------------------
                                        1997        1996        1995         1994         1993
                                      -------     -------     -------      -------      -------
Net asset value, beginning of year    $  1.00     $  1.00     $  1.00      $  1.00      $  1.00
                                      -------     -------     -------      -------      -------
Income from Investment
    Operations:
    Net Investment Income                .017        .034        .037         .022         .011
                                      -------     -------     -------      -------      -------
Less Distributions:
    Dividends from net investment
      income                            (.017)      (.034)      (.037)       (.022)       (.011)
                                      -------     -------     -------      -------      -------

Net asset value, end of year          $  1.00     $  1.00     $  1.00      $  1.00      $  1.00
                                      -------     -------     -------      -------      -------

Total Return (1)                         1.64%       3.23%       3.78%        2.18%        1.12%

Ratios/Supplemental Data:

Net assets, end of year
  (000's)                             $ 4,467     $ 5,207     $37,862      $38,225      $40,951
Ratio of expenses to average net
  assets  (before expense
  reimbursement)                         6.32%       3.15%       2.21%        2.18%        1.94%
Ratio of expense reimbursement to
  average net assets                     2.92%       1.15%       0.21%        0.18%          --
Ratio of net investment income to
  average net assets                     1.65%       3.18%       3.71%        2.15%        1.11%

(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends on the payable date, and sale at net asset value on the last day of the period reported. Total return does not include account maintenance fees and total return would be lower if such fees were included.

                       See Notes to Financial Statements.

                            DECLARATION CASH ACCOUNT
                          Notes To Financial Statements
                                December 31, 1997


1.   Organization and Summary of Significant Accounting Policies

     Organization: Declaration Cash Account ("DCA") is a series of the Declaration Fund (the "Trust") and is registered under the Investment
     Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust is organized as a Pennsylvania business trust.

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by DCA in the preparation of its financial statements.

     Security valuation: Portfolio securities are valued utilizing the amortized cost method. Under this method, purchase discounts and premiums are amortized ratably to maturity and are included in interest income.

     Repurchase agreements: DCA's custodian takes possession through the Federal Reserve Book Entry System of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, liquidation and/or retention of the collateral may be subject to legal proceeding.

     Federal income taxes: DCA's intention is to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the accompanying financial statements.

     Other: Security transactions are accounted for on the date the securities are purchased or sold. Dividends from net investment income are declared and reinvested on a daily basis. Income and expenses are recorded on the accrual basis.

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisor and Transactions with Affiliates

     Under terms of the investment advisory agreement approved by the shareholders of DCA, Declaration Investment Advisors, Inc. (the "Advisor") agrees to provide to DCA investment advisory services and all of the executive personnel necessary for the day-to-day operation of DCA, including the general supervision of its affairs and office facilities. This agreement provides for an annual advisory and management fee, payable on a monthly basis, not to exceed 0.50% of the first $500 million of DCA's average net assets. The advisory fee is reduced if certain expenses

                            DECLARATION CASH ACCOUNT
                    Notes To Financial Statements (Continued)
                                December 31, 1997


2.   Investment Advisor and Transactions with Affiliates (Continued)

     of DCA exceed 3% of the first $100 million of average annual net assets and 1.5% of average annual net assets in excess of $100 million. The reimbursement is limited to the fee the Advisor is due. For the year ended December 31, 1997, the Advisor billed DCA $24,405 for these services. The Advisor was required to reimburse DCA up to its fee and accordingly reimbursed DCA $24,405 for the year ended December 31, 1997. On December 31, 1997, DCA had an advisory and management fee payable to the Advisor of $61. Certain trustees and officers of DCA are directors and officers of the Advisor. The investment advisory agreement with the Advisor was terminated December 19, 1997. Subsequent to this time an officer of DCA has performed the investment functions.

     Under terms of the service agreement, Declaration Service Company (the "Service Company") will act as DCA's transfer agent, dividend disbursing agent, and agent in connection with any plans provided to the shareholders of DCA. The Service Company will also provide the necessary personnel for the shareholder servicing function of DCA. DCA will pay the Service Company, on a monthly basis, a maintenance fee for each shareholder account and will reimburse the Service Company for any out-of-pocket expenses. The Service Company receives administrative service fees charged to shareholders whose account value is less than $2,500. Accordingly, the transfer agent fees were reduced by the amount of administrative service fees paid to the Service Company. For the year ended December 31, 1997, transfer agent fees totalled $128,824 and administrative service fees totalled $56,568 for net transfer agent fees of $72,256. The Service Company also provides accounting, pricing and blue sky administration services to DCA. For these services, the Service Company received fees totalling $51,033 for the year ended December 31, 1997. On December 31, 1997 DCA had a payable of $4,250 for these fees. The Service Company voluntarily waived $100,444 of its transfer agent and accounting, pricing and blue sky administration fees. Certain trustees and officers of DCA are directors and officers of the Service Company. The Service Company is an affiliate of the Advisor.

     DCA has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby it is permitted to pay up to 0.25% of its annual average net assets for expenses incurred in the distribution of its shares. During the year ended December 31, 1997, DCA incurred .04% of its annual average net assets for such distribution expenses.

                                    APPENDIX

                        DEFINITION OF "ELIGIBLE SECURITY"

     1.   Eligible Security shall mean:

          (i) a security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of Short-Term [i.e., having a remaining maturity of 366 days or less] debt obligations, or any security within that class that is comparable in priority and security with the security) by the Requisite NRSROs (hereafter defined) in one of the two highest rating categories for Short-Term debt obligations (within which there may be sub-categories or gradations indicating relative standing), or

          (ii) a security:

               (a) that at the time of issuance was a Long-Term (having a maturity greater than 366 days) security but that has a remaining maturity of 397 calendar days or less, and

               (b) whose issuer has received from the Requisite NRSROs a rating, with respect to a class of Short-Term debt obligations (or any security within that class) that is now comparable in priority and security with the security, in one of the two highest rating categories for Short-Term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

          (iii) an Unrated Security (as hereafter defined) that is comparable in quality to a Security meeting the above requirements of (ii)(a) and (b) above, as determined by the Fund's investment manager; provided, however, that:

               (a) the investment manager may base its determination that a Standby Commitment is an Eligible Security upon a finding that the issuer of the Commitment presents a minimal risk of default; and

               (b) a security that at the time of issuance was a Long-Term security but that has a remaining maturity of 397 calendar days or less and that is a Unrated Security is not an Eligible Security if the security has a Long-Term rating from any NRSRO that is not within the NRSRO's two highest categories (within which there may be sub-categories or gradations indicating relative standing);

          (iv) (a) NRSRO shall mean any nationally recognized statistical rating organization that is not an affiliate of the issuer or of any insurer, guarantor or provider of credit support, of the instrument.

               (b) "Requisite NRSROs" shall mean (1) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (2) if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases or rolls over the security, then that NRSRO.

                       DEFINITION OF "FIRST TIER SECURITY"

     1.   "First Tier Security" shall mean any Eligible Security that:

          (i) is rated (or has been issued by an issuer that is rated with respect to a class of Short-Term debt obligations, or any security within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in the highest rating category for Short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

          (ii) is a security described in paragraph (ii) of the definition of Eligible Security above, whose issuer has received from the Requisite NRSROs a rating, with respect to a class of Short-Term debt obligations (or any security within that class) that now is comparable in priority and security with the security, in the highest rating category for Short-Term debt obligations (within which there may be sub-categories or gradations indicating relative standing).

          (iii) is an Unrated Security that is of comparable quality to a security meeting the requirements of clauses (i) and (ii) above of the definition of "First Tier Security", as determined by the Fund's investment manager.

     2. "Second Tier Security" shall mean any Eligible Security that is not a First Tier Security.

                        DEFINITION OF "UNRATED SECURITY"

     1.   An "Unrated Security" shall mean:

          (i) A security with a remaining maturity of 397 days or less issued by an issuer that does not have a current Short-Term rating assigned by any NRSRO:

               (a)  to the security, or

               (b) to the issuer with respect to a class of Short-Term debt obligations (or any security within that class) that is comparable in priority and security with the security; and

          (ii) A security:

               (a) that at the time of issuance was a Long-Term security but that has a remaining maturity of 397 calendar days or less, and

               (b) whose issuer has not received from any NRSRO a rating with respect to a class of Short-Term debt obligations (or any security within that class) that now is comparable in priority and security with the security; and

          (iii) a security that is a rated security and is the subject of an external credit support agreement that was not in effect when the security (or the issuer) was assigned its rating, and

          (iv) a security is not an Unrated Security if any Short-Term debt obligation ("reference security") that is issued by the same issuer and is comparable in priority and security with that security is rated by a NRSRO. The status of such security as an Eligible Security or First Tier Security shall be the same as that of the reference security.

                              PERFORMANCE MEASURES

     Declaration Cash Account and each of the CAMCO Funds may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index - is a well diversified list of 500 companies representing the U.S. Stock Market.

Salomon Brothers High-Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond - is a market weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Shearson Lehman Long-Term Treasury Bond - is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Ibbotson U.S. Treasury Bill Index - Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. The total return of the Index is then the month-end price divided by the previous month-end price, minus one. This index is provided by Ibbotson Associates.

CPI (Inflation) - The consumer price index for all urban consumers, not seasonally adjusted, is used for inflation. This is provided by U.S. Department of Labor, Bureau of Labor Statistics.

Lehman Brothers Government/Corporate Bond Index - Index includes all public corporate and Government fixed rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues.

Lehman Brothers Intermediate Government/Corporate Bond Index - Index includes the issues of the Government/Corporate Bond Index (see above) that are less than 10 years in maturity.

Lehman Brothers Treasury Index - Index includes all public obligations (notes and bonds) of the U.S. Treasury (excluding flower bonds and foreign-targeted issues).

Lehman Brothers Intermediate Treasury Index - Index includes the issues of the Treasury Index (see above) that are less than 10 years in maturity.

Merrill Lynch 1-3 Treasury Index - Index includes all public  obligations of the
U.S.  Treasury,   excluding  flower  bonds  and  foreign-targeted  issues,  with maturities of one to three years.

                                  DEFINITIONS

     Marketing literature for the funds may, from time to time, refer to or discuss a fund's duration. Duration is the weighted average life of a fund's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a fund's potential volatility due to changes in interest rates.

     Unlike a fund's average weighted maturity, which takes into account only the stated maturity date of the fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4 year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

                             ADDITIONAL DEFINITIONS

     1. The term "money market" refers to the market place composed of the financial institutions which handle the purchase and sale of liquid, short-term, high grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term instrument. These include U.S. Government obligations, commercial paper, certificates of deposit, and bankers' acceptances, which are generally referred to as money market instruments.

     2. Definitions of common money market instruments:

          (a) Commercial paper - a short term, unsecured promissory note issued by corporations, including banks.

          (b) Variable amount master demand notes - obligations that permit the investment by Declaration Fund with respect to Cash Account of fluctuating amounts at varying rates of interest pursuant to direct arrangements between Declaration Fund, as lender, and the borrower. These notes permit daily changes in the amount borrowed. Declaration Fund has the right to increase or decrease the amount at any time up to the full amount provided by the note agreement and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes, although they are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest at any time. In connection with the master demand note arrangements, Cash Account's Advisor will consider, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, investments for Cash Account may be made only if Cash Account's Advisor determines at the time of an investment the issuer meets the criteria set forth for all other commercial paper issuers.

     3. Negotiable certificates of deposit - short-term certificates issued by banks against funds deposited in a bank. They are for a definite period of time, earn a specified rate of return, and are negotiable.

     4. Bankers' acceptances - short-term credit instruments primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     5. Description of Standard & Poor's Corporation ("S&P") and Moody's Investor's Service, Inc. ("Moody's") highest commercial paper and bond ratings:

          (a)  Commercial Paper Ratings.

               Commercial paper ratings of S&P's Corporation are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. Commercial paper rated A-2 by S&P's indicates that the capacity of timely payment on issues with designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 by S&P's indicates that issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

               The rating Prime-1 is the highest commercial paper rating assigned by Moody's issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

          (b)  Bond Ratings.

               Bonds rated AAA by S&P's have the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

               Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

               Moody's applied numerical modifiers (1, 2, and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

                                  PART C

                            OTHER INFORMATION

Item 24.       Financial Statements and Exhibits


          (a) Financial Statements in Prospectus of Declaration Fund/ Declaration Cash Account

               Financial Highlights - Period 12/31/88 to 12/31/97

          (b) Financial Statements in Statement of Additional Information which relate to Declaration Fund/Declaration Cash Account

               Statement of Net Assets and Liabilities - December 31, 1997

               Statement of Operations - December 31, 1997

               Statement of Changes in Net Assets - December 31, 1996 and December 31, 1997


               Notes to Financial Statements - December 31, 1997

               Schedule of Investments - December 31, 1997

          (c)  Exhibits:                                           Exhibit No.:

               (1) Copies of the Charter as now in effect;
                   Copy of Declaration of Trust, as amended                1(H)

               (2) Copies of the existing bylaws or instruments
                   corresponding thereto:

                   Copy of Bylaws, as amended.                             2(H)

               (3) Copies of any voting trust agreement with               none
                   respect to more than 5 percent of any class of equity securities of the Registrant.

               (4) Specimen of copy of each security issued by
                   the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities and copies of each security being registered;

                   Copy of Share Certificate                               4(A)

               (5) Copies of all investment advisory contracts
                   relating to the management of the Assets of the Registrant;



                   Copy of Advisory Agreement between the Registrant      5b(H)
                   with respect to The Michigan Heritage Fund and Dickinson Asset Management, Inc. dated
                   February 19, 1997.

               (6) Copies of each underwriting or distribution contract
                   between the Registrant and a principal underwriter, and specimens of copies of all agreements between principal underwriters and dealers.


                   Copy of Agreement Pursuant to Plan of Distribution     6a(J)
                   between the Registrant and Declaration Distributors, Inc. dated April 22, 1992.


                   Copy of Distribution Agreement between the           6b.1(H)
                   Registrant with respect to The Michigan
                   Heritage Fund and Declaration Distributors,
                   Inc. dated February 19, 1997.

                   Copy of Amendment No. 1 to Distribution Agreement    6b.2(J)
                   dated December 19, 1997.

                (7) Copies of all bonus, profit sharing, pension or other   none
                   similar arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof.

               (8) Copies of all custodian agreements and depository
                   contracts under section 17(f) of the 1940 Act with respect to securities and similar investments;

                   Copy of Custodian Agreement, dated February 26,      8a.1(D)
                   1990, between the Registrant with respect to Declaration Cash Account and CoreStates Bank,
                   N.A., (formerly Philadelphia National Bank)

                   Form of Amendment to Custodian Agreement             8a.2(G)

                   Copy of Custodian Agreement, dated July 8,             8b(J)
                   1997 between the Registrant with respect to The
                   Michigan Heritage Fund and Star Bank, N.A.

                   Compensation Schedule                                   8b.1

               (9) Copies of all material contracts not made in the
                   ordinary course of business which are to be performed in whole or in part at or after the date of the filing of the Registration Statement;

                   Copy of Transfer Agency and Shareholder              9a.1(D)
                   Service Agreement dated January 1, 1989 between
                   Registrant with respect to Declaration Cash
                   Account and Declaration Service Company

                   Copy of Amendment No. 1 to Transfer Agency           9a.2(G)
                   Agreement dated May 15, 1990 with respect to Declaration Cash Account.

                   Copy of Transfer Agency and Service                    9b(I)
                   Agreement Dated February 19, 1997 between the Registrant for The Michigan Heritage
                   Fund and Declaration Service Company.

                   Copy of Accounting Services Agreement                  9c(I)
                   dated February 19, 1997 between the
                   Registrant with respect to The Michigan Heritage
                   Fund and Declaration Service Company.

                   Copy of Administration Agreement dated                 9d(I)
                   February 19, 1997 between the Registrant with respect to The Michigan Heritage Fund and Declaration Service Company.

              (10) An opinion and consent of counsel as to the
                   legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;


                   Copy of opinion and consent of counsel                10a(J)

                   Copy of Opinion of Sanville and Company
                   Independent Public Accountants dated
                   February 13, 1998


                   Copy of Consent of Sanville and Company                 10b

              (11) Copies of any other opinions, appraisals.               None

              (12) All financial statements omitted from Item 23.          None

              (13) Copies of any agreements or understandings made         None
                   in consideration for providing the initial capital between and among the Registrant, the Underwriter, advisor, promoter, or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling.

              (14) Copies of model plan used in the establishment of       None
                   any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith.

              (15) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan;


                   Copy of Plan of Distribution adopted by             15a.1(C)
                   Registrant dated December 8, 1988 relating to
                   Declaration Cash Account. (Not renewed)

                   Copy of Amendment to Plan of Distribution dated     15a.2(F)
                   May 15, 1990. (Plan not renewed)


                   Copy of Distribution Plan of The Michigan           15b.1(I)
                   Heritage Fund pursuant to Rule 12b-1 dated
                   February 27, 1997


                   Copy of Amendment No. 1 dated December 20,          15b.2(J)
                   1997 to Distribution Plan of the Michigan
                   Heritage Fund


              (16) Schedule for computation of each performance
                   quotation provided in the Registration Statement in response to Item 22 (which need not be audited);

                   Computations of a $1,000 Hypothetical Investment      16a(I)
                   Declaration Fund - Declaration Cash Account series;


                   Computation of Yield Quotation - Declaration             16b
                   Cash Account


              (17) A Financial Data Schedule meeting the                  Ex.27
                   requirements of Rule 485 under the Securities
                   Act of 1933

              (18) Copies of any plan entered into pursuant to
                   Rule 18f-3 under the 1940 Act

                   Plan of Michigan Heritage Fund for the Issuance        18(J)
                   of Shares in Classes

(A) This Exhibit formed part of Post-Effective Amendment No. 1 that was filed with the Commission on March 3, 1982.

(C) This Exhibit formed part of Post-Effective Amendment No. 13 that was filed with the Commission on March 20, 1989.

(D) This Exhibit formed part of Post-Effective Amendment No. 15 that was filed with the Commission on March 1, 1990.

(F) This Exhibit formed part of Post-Effective Amendment No. 17 that was filed with the Commission on February 15, 1991.

(G) This Exhibit formed part of Post-Effective Amendment No. 19 that was filed with the Commission on April 30, 1992.

(H) This Exhibit formed part of Post-Effective Amendment No. 26 that was filed with the Commission on February 29, 1997.

(I) This Exhibit formed part of Post-Effective Amendment No. 27 that was filed with the Commission on March 11, 1997.

(J) This Exhibit formed part of Post Effective Amendment No. 28 that was filed with the Commission on January 14, 1998.


Item 25.  Persons Controlled by or Under Common Control with Registrant

          There are no persons controlled by or under common control with Registrant.

Item 26.  Number of Holders of Securities


               Title of Class                     Number of Record Holders
               --------------                     ------------------------
               Common Capital Stock               913 Record Holders
               Declaration Cash Account           as of 12/31/97



Item 27.       Trustee Liability and Indemnification

          Liability to third parties for any act, omission or obligation of a Trustee when acting in such capacity shall extend to the whole trust estate or so much thereof as may be necessary to discharge such liability but personal liability shall not attach to the Trustee or the beneficiaries of the Trust for any such act, omission or liability. The provisions of Subchapter B of Chapter 5 of the Pennsylvania Business Corporation Law (relating to indemnification and corporate directors' liability) shall be applicable to the Trustees of the Trust.

          Indemnification of Trustees and Officers and Insurance

          (a) The trust shall have the power to purchase and maintain insurance on behalf of any person who is or was a Trustee or officer of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of this status as such, whether or not the Trust would have the power to indemnify him against such liability under the provisions of this Section.

          (b) No indemnification or other protection shall be made or given to any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders (i) to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) which would violate the provisions of Section 17(h) or (i) of the Act as those provisions may be amended from time to time, together with the Rules and Regulations of the Commission adopted thereunder.



Item 28.  Business and Other Connections of Investment Adviser

          Declaration Investment Advisors, Inc., Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428 ("Declaration I/A"), serves as investment manager to Declaration Cash Account and that is its primary occupation currently. Reference is made to page 15 of the Statement of Additional Information for a listing of the principal officers and directors of Declaration I/A.

Item 29.  Principal Underwriters

          Registrant distributes its own securities; it does not employ a principal underwriter.

Item 30.  Location of Accounts and Records

          The records, which are being maintained by the Custodian of the Registrant, pertaining to the custodianship of the Declaration Fund's assets are located at the Custodian's place of business; all other records and accounts, including those relating to the investment advisory services are being provided to Declaration Cash Account by Declaration I/A, are being maintained at the offices of Registrant - Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428.

Item 31.  Management Services

          Not Applicable

Item 32.  Undertakings

          (a) Registrant agrees that the Trustees of Declaration Fund will promptly call a meeting of shareholders for the purpose of acting upon the question of removal of a trustee or trustees, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

          (b) The Fund undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders upon request and without charge.

                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 30 to its Registration Statement under the Investment Company Act of 1940, to be signed on its behalf by the Undersigned, thereunto duly authorized, in Conshohocken, Pennsylvania on the 4th day of June, 1998.

                                   DECLARATION FUND

                                   By: /s/ Terence P. Smith
                                       ----------------------------
                                       Terence P. Smith
                                       President

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

------------------------------------------------------------------------------
     SIGNATURE                        TITLE               DATE
------------------------------------------------------------------------------

                                      Trustee and
Stephen B. Tily, III                  Chairman of
-----------------------------         Board             June 4, 1998
Stephen B. Tily, III

Arthur S. Filean
-----------------------------         Trustee           June 4, 1998
Arthur S. Filean

Thomas S. Stewart
------------------------------        Trustee           June 4, 1998
Thomas S. Stewart

Terence P. Smith
------------------------------        President         June 4, 1998
Terence P. Smith